Exhibit 10.4

Execution Version

Guarantee

This Guarantee, dated as of December 31, 2018 (as amended, supplemented or otherwise modified from time to time, this “Guarantee”), is made by Workhorse Technologies Inc., an Ohio corporation, Workhorse Properties Inc., an Ohio corporation, Workhorse Motor Works Inc, an Indiana corporation, and Surefly, Inc., a Delaware corporation (together with any additional Persons named pursuant to Section 5.5, each a “Guarantor” and collectively the “Guarantors”), in favor of the Secured Parties (as defined below).

W i t n e s s e t h:

Whereas, pursuant to the Credit Agreement, dated as of December 31, 2018 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among Workhorse Group Inc. (the “Borrower”), the financial institutions from time to time party thereto as lenders (collectively, with their permitted successors and assignees, the “Lenders”) and Wilmington Trust, National Association, in its capacity as agent (the “Agent”), the Lenders have extended Commitments to make Loans to the Borrower; and

Whereas, as a condition precedent to the making of the Loans under the Credit Agreement, the Guarantors are required to execute and deliver this Guarantee to the Agent for the benefit of the Secured Parties on the date hereof;

Now, therefore, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in order to induce the Lenders to make the Loans to the Borrower, each Guarantor hereby agrees, for the benefit of the Secured Parties, as follows.

Article I
Definitions

SECTION 1.1. Certain Terms. The following terms (whether or not underscored) when used in this Guarantee, including its preamble and recitals, shall have the following meanings (such definitions to be equally applicable to the singular and plural forms thereof):

“Agent” is defined in the first recital.

“Borrower” is defined in the first recital.

“Credit Agreement” is defined in the first recital.

“Guarantor” is defined in the preamble.

“Guarantee” is defined in the preamble.

“Lenders” is defined in the first recital.

“Obligor” is defined in Section 2.1(a).

“Secured Parties” means, collectively, the Agent, the Lenders and any permitted holder of the Obligations, and “Secured Party” means any one of them.

SECTION 1.2. Credit Agreement Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Guarantee, including its preamble and recitals, have the meanings provided in the Credit Agreement.

Article II
Guarantee Provisions

SECTION 2.1. Guarantee. Each Guarantor jointly and severally, absolutely, unconditionally and irrevocably:

(a) guarantees the full and punctual payment when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise, and performance of all Obligations of the Borrower and any other Loan Party (each, an “Obligor”) now or hereafter existing, whether for principal, interest (including interest accruing at the then applicable Default Rate as provided in Section 2.3.1 of the Credit Agreement, whether or not a claim for post-filing or post-petition interest is allowed under Applicable Law following the institution of a proceeding under bankruptcy, insolvency or similar laws), fees, expenses or otherwise (including all such amounts which would become due but for the operation of the automatic stay under Section 362(a) of the United States Bankruptcy Code, 11 U.S.C. §362(a), and the operation of Sections 502(b) and 506(b) of the United States Bankruptcy Code, 11 U.S.C. §502(b) and §506(b)); and

(b) indemnifies and holds harmless each Secured Party for any and all costs and expenses (including the reasonable fees and out-of-pocket expenses of counsel to such Secured Party) incurred by such Secured Party in enforcing any rights under this Guarantee, except to the extent such amounts arise or are incurred as a consequence of such Secured Party’s own gross negligence or willful misconduct;

provided, that each Guarantor shall only be liable under this Guarantee for the maximum amount of such liability that can be hereby incurred without rendering this Guarantee, as it relates to such Guarantor, voidable under Applicable Law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount. This Guarantee constitutes a guarantee of payment when due and not of collection, and each Guarantor specifically agrees that it shall not be necessary or required that the Secured Parties exercise any right, assert any claim or demand or enforce any remedy whatsoever against such Guarantor or any other Person before or as a condition to the obligations of such Guarantor becoming due hereunder.

SECTION 2.2. Reinstatement, Etc. Each Guarantor agrees that this Guarantee shall continue to be effective or be reinstated (including after the Loans are Paid in Full), as the case may be, if at any time any payment (in whole or in part) of any of the Obligations is invalidated, declared to be fraudulent or preferential, set aside, rescinded or must otherwise be restored by any Secured Party, including upon the occurrence and during the continuance of any Event of Default set forth in Section 8.1.3 of the Credit Agreement or otherwise, all as though such payment had not been made.

SECTION 2.3. Guarantee Absolute, Etc. This Guarantee shall in all respects be a continuing, absolute, unconditional and irrevocable guarantee of payment, and shall remain in full force and effect until (unless reinstated pursuant to Section 2.2 above) the Loans are Paid in Full. Each Guarantor guarantees that the Obligations shall be paid strictly in accordance with the terms of each Loan Document under which they arise, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Secured Parties with respect thereto. The liability of each Guarantor under this Guarantee shall be absolute, unconditional and irrevocable irrespective of:

(a) any lack of validity, legality or enforceability of any Loan Document;

(b) the failure of any Secured Party (i) to assert any claim or demand or to enforce any right or remedy against such Guarantor or any other Person (including any other guarantor) under the provisions of any Loan Document or otherwise, or (ii) to exercise any right or remedy against any other guarantor (including such Guarantor and any other Guarantor) of, or collateral securing, any Obligations;

(c) any change in the time, manner or place of payment of, or in any other term of, all or any part of the Obligations, or any other extension, compromise or renewal of any Obligation, or any amendment to, rescission, waiver, or other modification of, or any consent to or departure from, any of the terms of any Loan Document;

(d) any reduction, limitation, impairment or termination of any Obligations for any reason (other than Payment in Full of the Loans), including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to (and each Guarantor hereby waives any right to or claim of) any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality, irregularity, compromise, unenforceability of, or any other event or occurrence affecting, any Obligations or otherwise;

(e) any addition, exchange or release of any collateral or of any Person that is (or will become) a guarantor of the Obligations, or any surrender or non-perfection of any collateral, or any amendment to, or waiver or release of, or addition to, or consent to or departure from, any other guarantee held by the Secured Parties securing any of the Obligations; or

(f) any other circumstance which might otherwise constitute a defense available to, or a legal or equitable discharge of, any Obligor, any surety or any guarantor (including any Guarantor).

SECTION 2.4. Setoff. Each Guarantor hereby irrevocably authorizes each Secured Party, without the requirement that any notice be given to such Guarantor (such notice being expressly waived by such Guarantor), upon the occurrence and during the continuance of any Event of Default, to appropriate and apply to the payment of the Obligations owing to it (whether or not then due), and (as security for such Obligations) each Guarantor hereby grants to each Secured Party a continuing security interest in, any and all balances, credits, deposits, accounts or moneys of such Guarantor then or thereafter maintained with or on behalf of such Secured Party. Each Secured Party agrees to notify such Guarantor after any such set-off and application made by such Secured Party provided, that the failure to give such notice shall not affect the validity of such setoff and application. The rights of the Secured Parties under this Section are in addition to other rights and remedies (including other rights of setoff under Applicable Law or otherwise) which the Secured Parties may have.

SECTION 2.5. Waiver, Etc. Each Guarantor waives promptness, diligence, notice of acceptance and any other notice with respect to any of the Obligations and this Guarantee and any requirement that the Secured Parties protect, secure, perfect or insure any Lien, or any property subject thereto, or exhaust any right or take any action against any Obligor or any other Person (including any Guarantor) or entity or any collateral securing the Obligations, as the case may be.

SECTION 2.6. Postponement of Subrogation, Etc. Each Guarantor agrees that it will not exercise any rights which it may acquire by way of rights of subrogation under any Loan Document to which it is a party, nor shall such Guarantor seek or be entitled to seek any contribution or reimbursement from the Borrower or any other Obligor or Guarantor, in respect of any payment made under any Loan Document or otherwise, until after the Loans are Paid in Full. Any amount paid to such Guarantor on account of any such subrogation rights prior to such Payment in Full shall be held in trust for the benefit of the Secured Parties and shall immediately be paid and turned over to the Agent, for the benefit of the Secured Parties, in the exact form received by such Guarantor (duly endorsed in favor of the Lenders, if required), to be credited and applied against the Obligations, whether matured or unmatured, in accordance with Section 2.7; provided, that if such Guarantor has made payment to the Agent of all or any part of the Obligations and the Loans are Paid in Full, then, at such Guarantor’s request, the Agent will, at the expense of such Guarantor, execute and deliver to such Guarantor appropriate documents (without recourse and without representation or warranty) necessary to evidence the transfer by subrogation to such Guarantor of an interest in the Obligations resulting from such payment. In furtherance of the foregoing, at all times prior to such Payment in Full, such Guarantor shall refrain from taking any action or commencing any proceeding against the Borrower or any other Obligor or Guarantor (or their successors or assigns, whether in connection with a bankruptcy proceeding or otherwise) to recover any amounts in respect of payments made under this Guarantee to the Lenders.

SECTION 2.7. Payments; Application. Each Guarantor agrees that all obligations of such Guarantor hereunder shall be paid solely in U.S. Dollars to the Secured Parties in immediately available funds, without set-off, counterclaim or other defense and in accordance with Sections 2.4, 2.5, 2.6, 2.7 and 3.1 of the Credit Agreement, free and clear of and without deduction for any non-Excluded Taxes, such Guarantor hereby agreeing to comply with and be bound by the provisions of Sections 2.4, 2.5, 2.6, 2.7 and 3.1 of the Credit Agreement in respect of all payments and application of such payments made by it hereunder and the provisions of which Sections are hereby incorporated into and made a part of this Guarantee by this reference as if set forth herein; provided, that references to the “Borrower” in such Sections shall be deemed to be references to such Guarantor, and references to “this Agreement” in such Sections shall be deemed to be references to this Guarantee.

Article III
Representations and Warranties

In order to induce the Secured Parties to enter into the Credit Agreement and for the Lenders to make the Loans thereunder, each Guarantor represents and warrants to the Agent, for the benefit of the Secured Parties, as set forth below.

SECTION 3.1. Credit Agreement Representations and Warranties. The representations and warranties contained in Section 5 of the Credit Agreement, insofar as the representations and warranties contained therein are applicable to such Guarantor and its properties, are true and correct in all material respects as of the Closing Date, each such representation and warranty set forth in such Section (insofar as applicable as aforesaid) and all other terms of the Credit Agreement to which reference is made therein, together with all related definitions and ancillary provisions, being hereby incorporated into this Guarantee by this reference as though specifically set forth in this Article.

SECTION 3.2. Financial Condition, Etc. Each Guarantor has knowledge of the Borrower’s and each other Guarantor’s financial condition and affairs and has adequate means to obtain from each such Person on an ongoing basis information relating thereto and to each such Person’s ability to pay and perform the Obligations, and agrees to assume the responsibility for keeping, and to keep, so informed for so long as this Guarantee is in effect. Each Guarantor acknowledges and agrees that no Secured Party shall have any obligation to investigate the financial condition or affairs of the Borrower or any other Guarantor for the benefit of such Guarantor nor to advise such Guarantor of any fact respecting, or any change in, the financial condition or affairs of each such Person that might become known to any Secured Party at any time, whether or not such Secured Party knows or believes or has reason to know or believe that any such fact or change is unknown to such Guarantor, or might (or does) materially increase the risk of such Guarantor as guarantor, or might (or would) affect the willingness of such Guarantor to continue as a guarantor of the Obligations.

SECTION 3.3. Best Interests. It is in the best interests of each Guarantor to execute this Guarantee inasmuch as each Guarantor will, as a result of being an Affiliate of the Borrower, derive substantial direct and indirect benefits from the Loans made to the Borrower by the Lenders pursuant to the Credit Agreement, and each Guarantor agrees that the Lenders are relying on this representation in agreeing to make the Loans to the Borrower.

Article IV
Covenants, Etc.

SECTION 4.1. Covenants. Each Guarantor covenants and agrees that, at all times prior to Payment in Full of the Loans, it will perform, comply with and be bound by all of the agreements, covenants and obligations contained in the Credit Agreement (including Sections 6 and 7 of the Credit Agreement) which are applicable to such Guarantor or its properties, each such agreement, covenant and obligation contained in the Credit Agreement and all other terms of the Credit Agreement to which reference is made in this Article, together with all related definitions and ancillary provisions, being hereby incorporated into this Guarantee by this reference as though specifically set forth in this Article.

Article V
Miscellaneous Provisions

SECTION 5.1. Loan Document. This Guarantee is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof, including Section 10 thereof. Notwithstanding anything contained herein to the contrary, to the extent that any provision in this Guarantee conflicts with any provision in the Credit Agreement, the terms of the Credit Agreement shall control.

SECTION 5.2. Binding on Successors, Transferees and Assigns; Assignment. This Guarantee shall remain in full force and effect until the Loans are Paid in Full, shall be binding upon each Guarantor and its successors, transferees and assigns and shall inure to the benefit of and be enforceable by the Agent and the other Secured Parties; provided, that such Guarantor may not (unless otherwise permitted under the terms of the Credit Agreement) assign any of its obligations hereunder without the prior written consent of the Lenders. Without limiting the generality of the foregoing, each Lender may assign or otherwise transfer (in whole or in part) the Commitments, Notes or Loans held by it to any other Person to the extent permitted by the Credit Agreement, and such other Person shall thereupon become vested with all rights and benefits in respect thereof granted to such Lender under each Loan Document (including this Guarantee) or otherwise.

SECTION 5.3. Amendments, Etc. No amendment to or waiver of any provision of this Guarantee, nor consent to any departure by any Guarantor from its obligations under this Guarantee, shall in any event be effective unless the same shall be in writing and signed by the Secured Parties and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

SECTION 5.4. Notices. All notices and other communications provided for hereunder shall be given or made as set forth in Section 10.2 of the Credit Agreement.

SECTION 5.5. Release of Guarantors. Subject to Section 2.2 of this Guarantee, upon (a) the Disposition of a Guarantor to a Person that is not an Obligor in accordance with the terms of the Credit Agreement and this Guarantee or (b) the Payment in Full of the Loans, the guarantees made herein shall automatically terminate with respect to (i) such Guarantor (in the case of clause (a)) or (ii) all Guarantors (in the case of clause (b)).

SECTION 5.6. Additional Guarantors. Upon the execution and delivery by any other Person of a supplement in the form of Annex I hereto, such Person shall become a “Guarantor” hereunder with the same force and effect as if it were originally a party to this Guarantee and named as a “Guarantor” hereunder. The execution and delivery of such supplement shall not require the consent of any other Guarantor hereunder, and the rights and obligations of each Guarantor hereunder shall remain in full force and effect notwithstanding the addition of any new Guarantor as a party to this Guarantee.

SECTION 5.7. No Waiver; Remedies. In addition to, and not in limitation of, Section 2.3 and Section 2.5, no failure on the part of any Secured Party to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

SECTION 5.8. Further Assurances. Each Guarantor agrees, upon the written request of the Agent, to execute and deliver to the Secured Parties, from time to time, any additional instruments or documents deemed to be reasonably necessary by the Agent or the Required Lenders to cause this Guarantee to be, become or remain valid and effective in accordance with its terms.

SECTION 5.9. Section Captions. Section captions used in this Guarantee are for convenience of reference only and shall not affect the construction of this Guarantee.

SECTION 5.10. Severability. Any provision of this Guarantee which is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Guarantee or affecting the validity or enforceability of such provision in any other jurisdiction.

SECTION 5.11. Governing Law, Entire Agreement, Etc. THIS GUARANTEE AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS GUARANTEE OR ANY OTHER LOAN DOCUMENT CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSE SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK). This Guarantee, along with the other Loan Documents, constitutes the entire understanding among the parties hereto with respect to the subject matter hereof and supersedes any prior agreements, written or oral, with respect hereto.

SECTION 5.12. Forum Selection; Consent to Jurisdiction; Service of Process. ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH THIS GUARANTEE OR ANY OTHER LOAN DOCUMENT, SHALL BE BROUGHT AND MAINTAINED EXCLUSIVELY IN THE COURTS OF THE STATE OF NEW YORK OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK; PROVIDED THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT THE AGENT’S OPTION (AT THE DIRECTION OF THE REQUIRED LENDERS), IN THE COURTS OF ANY JURISDICTION WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. EACH LOAN PARTY HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK AND OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE. EACH LOAN PARTY FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF NEW YORK. EACH LOAN PARTY HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

SECTION 5.13. Counterparts. This Guarantee may be executed by the parties hereto in several counterparts, each of which shall be an original and all of which shall constitute together but one and the same agreement. This Guarantee shall become effective when counterparts hereof executed on behalf of each Guarantor shall have been received by the Agent. Delivery of an executed counterpart of a signature page to this Guarantee by email (e.g., “pdf” or “tiff”) or telecopy shall be effective as delivery of a manually executed counterpart of this Guarantee.

SECTION 5.14. Waiver of Jury Trial. THE SECURED PARTIES BY ACCEPTANCE OF THIS GUARANTEE AND EACH GUARANTOR HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE TO THE FULLEST EXTENT PERMITTED BY LAW ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS GUARANTEE, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE SECURED PARTIES OR ANY GUARANTOR IN CONNECTION HEREWITH. EACH GUARANTOR ACKNOWLEDGES AND AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION (AND EACH OTHER PROVISION OF EACH OTHER LOAN DOCUMENT TO WHICH IT IS A PARTY) AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE LENDERS AND THE AGENT TO ENTER INTO THE LOAN DOCUMENTS.

[Signature Page Follows]

In witness whereof, each Guarantor has caused this Guarantee to be duly executed and delivered as of the date first above written.

GUARANTORS:

WORKHORSE TECHNOLOGIES INC.

By:	/s/ Stephen S. Burns
Name:	Stephen S. Burns
Title:	CEO

WORKHORSE PROPERTIES INC.

By:	/s/ Stephen S. Burns
Name:	Stephen S. Burns
Title:	CEO

WORKHORSE MOTOR WORKS INC

By:	/s/ Stephen S. Burns
Name:	Stephen S. Burns
Title:	CEO

SUREFLY, INC.

By:	/s/ Duane A. Hughes
Name:	Duane A. Hughes
Title:	CEO

[Signature Page to Guarantee]

ANNEX I
to Guarantee

SUPPLEMENT TO

Guarantee

This SUPPLEMENT, dated as of ____________ ___, _____ (this “Supplement”), is to the Guarantee, dated as of December 31, 2018 (as amended, supplemented, amended and restated or otherwise modified from time to time, the “Guarantee”), by the Guarantors (such term, and other terms used in this Supplement, to have the meanings set forth in Article I of the Guarantee) from time to time party thereto, in favor of the Secured Parties.

W i t n e s s e t h:

WHEREAS, pursuant to a Credit Agreement, dated as of December 31, 2018 (as amended, supplemented, or otherwise modified from time to time, the “Credit Agreement”), by and among Workhorse Group Inc., a Nevada corporation (the “Borrower”), the Lenders and the Agent, the Lenders have extended Commitments to make the Loans to the Borrower; and

WHEREAS, pursuant to the provisions of Section 5.6 of the Guarantee, each of the undersigned is becoming a Guarantor under the Guarantee; and

WHEREAS, each of the undersigned desires to become a “Guarantor” under the Guarantee in order to induce the Lenders to continue to extend the Loans under the Credit Agreement;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, each of the undersigned agrees, for the benefit of the Secured Parties, as follows.

SECTION 1. Party to Guarantee, Etc. In accordance with the terms of this Guarantee, by its signature below, each of the undersigned hereby irrevocably agrees to become a Guarantor under the Guarantee with the same force and effect as if it were an original signatory thereto and each of the undersigned hereby (a) agrees to be bound by and comply with all of the terms and provisions of the Guarantee applicable to it as a Guarantor and (b) represents and warrants that the representations and warranties made by it as a Guarantor thereunder are true and correct in all material respects (without duplication of any materiality qualifier contained therein) as of the date hereof, unless stated to relate solely to an earlier date, in which case such representations and warranties shall be true and correct in all material respects (without duplication of any materiality qualifier contained therein) as of such earlier date. In furtherance of the foregoing, each reference to a “Guarantor” and/or “Guarantors” in the Guarantee shall be deemed to include each of the undersigned.

ANNEX I-1

SECTION 2. Representations. Each of the undersigned Guarantors hereby represents and warrants that this Supplement has been duly authorized, executed and delivered by it and that this Supplement and the Guarantee constitute its legal, valid and binding obligation, enforceable against it in accordance with its terms.

SECTION 3. Full Force of Guarantee. Except as expressly supplemented hereby, the Guarantee shall remain in full force and effect in accordance with its terms.

SECTION 4. Severability. Wherever possible each provision of this Supplement shall be interpreted in such manner as to be effective and valid under Applicable Law, but if any provision of this Supplement shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Supplement or the Guarantee.

SECTION 5. Governing Law, Entire Agreement, Etc. THIS SUPPLEMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS GUARANTEE OR ANY DOCUMENT CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSE SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK). This Supplement, along with the other Loan Documents, constitutes the entire understanding among the parties hereto with respect to the subject matter thereof and supersedes any prior agreements, written or oral, with respect thereto.

SECTION 6. Effective. This Supplement shall become effective when a counterpart hereof executed by the Guarantor shall have been received by the Agent. Delivery of an executed counterpart of a signature page to this Supplement by email (e.g., “pdf” or “tiff”) or telecopy shall be effective as delivery of a manually executed counterpart of this Supplement.

[Signature Page Follows]

ANNEX I-2

IN WITNESS WHEREOF, each of the parties hereto has caused this Supplement to be duly executed and delivered by its Authorized Officer as of the date first above written.

[NAME OF ADDITIONAL GUARANTOR]

By:
Name:
Title:

[NAME OF ADDITIONAL GUARANTOR]

By:
Name:
Title:

[Signature Page to Guarantee Supplement]